As filed with the Securities and Exchange Commission on September 30, 2005

Registration No. 333-126885

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 3

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

RCN CORPORATION

(Exact name of registrant as specified in its charter)

(For co-registrants/subsidiary guarantors, please see Schedule A hereto)

Delaware	4813	23-3498533
(State or other jurisdiction of incorporation or organization) (For co-registrants, please see Schedule A hereto)	(Primary Standard Industrial Classification Code Number)	(I.R.S. employer identification no.) (For co-registrants, please see Schedule A hereto)

196 Van Buren Street

Herndon, Virginia 20170

(703) 434-8200

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Stephen A. Bogiages, Esq.

Senior Vice President, General Counsel and Corporate Secretary

196 Van Buren Street

Herndon, Virginia 20170

(703) 434-8200

(Name, address, including zip code and telephone number, including area code, of agent for service)

Please address a copy of all communications to:

Thomas C. Janson, Esq.

Milbank, Tweed, Hadley & McCloy LLP

1 Chase Manhattan Plaza

New York, New York 10005

(212) 530-5000

Approximate date of commencement of proposed sale to the public:

As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If delivery of the Prospectus is expected to be made pursuant to Rule 434, check the following box. ☐

The registrant and co-registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant and co-registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 3 to the Registration Statement is being filed solely to amend Part II of the Registration Statement to file an exhibit to the Registration Statement.

PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.	Other Expenses Of Issuance And Distribution

The following table sets forth the costs and expenses to be paid by RCN in connection with the sale of the shares of Common Stock and Convertible Notes being registered hereby. All amounts are estimates except for the SEC registration fee.

SEC registration fee	$38,742
Accounting fees and expenses	150,000
Legal fees and expenses	500,000
Blue Sky qualification fees and expenses	10,000
Miscellaneous expenses	200,000

Total	$898,742

The holders of the Common Stock and the holders of the Convertible Notes being registered hereby will be responsible for all selling commissions, transfer taxes, and related charges in connection with the sale of the shares and the Convertible Notes offered hereby.

Item 14.	Indemnification of Directors and Officers

RCN Corporation is a corporation organized under the laws of the State of Delaware. Subsection (a) of Section 145 of the General Corporation Law of the State of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability but in view of all the circumstances of the case such person is fairly and reasonably entitled to indemnify for such expenses which the court shall deem proper.

Section 145 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) or (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith; that indemnification or advancement of expenses provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

Our Amended and Restated Certificate of Incorporation provides that the directors of RCN shall not be personally liable to RCN or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Delaware law. Our Amended and Restated Certificate of Incorporation further provides that each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of RCN or is or was serving at the request of RCN as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, shall be indemnified and held harmless by RCN to the fullest extent permitted by Delaware Law. The right to indemnification conferred by our Amended and Restated Certificate of Incorporation shall also include the right to be paid by RCN the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by Delaware Law.

The organizational documents of each of the subsidiary guarantors separately provide for similar indemnification of their directors, managers, officers, employees and agents to the extent permitted by applicable law.

We have entered into or intend to enter into indemnity agreements with each of our directors and executive officers. The indemnity agreements provide that directors and executive officers (the “Indemnitees”) will be indemnified and held harmless to the fullest possible extent permitted by law against all expenses, judgments, fines, penalties and paid in settlement amounts in the event an Indemnitee was, is, or becomes a party to, witness or other participant in a claim by reason of an Indemnifiable Event. An “Indemnifiable Event” means any event or occurrence related to the fact that the Indemnitee is or was a director, officer, employee, agent or fiduciary of RCN, or is or was serving at our request as a director, officer, employee, trustee, agent, consultant or fiduciary of another company, partnership, joint employee benefit plan, trust or enterprise. We will not, however, be obligated pursuant to the agreements to indemnify or advance expenses to an indemnified party with respect to any claim (1) which was initiated by the Indemnitee, unless the board of directors has authorized or consented to the initiation of such claim or (2) which would be permitted to be indemnified under applicable law (as determined by any appropriate person or body consisting of a member or members of our board of directors or any other person or body appointed by our board of directors who is not a party to the particular claim for which Indemnitee is seeking indemnification, or independent legal counsel).

We maintain, at our expense, an insurance policy that insures directors and officers of RCN and our subsidiaries against certain liabilities that may be incurred by them in their capacity as our agents, subject to exclusions and deductions customary in such policies.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The registration rights agreements between us an the selling securityholders and noteholders provide for indemnification by the selling securityholders and noteholders of us and our officers, directors and controlling persons for certain liabilities arising under the Securities Act of 1933.

Item 15.	Recent Sales of Unregistered Securities

Pursuant to the joint plan of reorganization of RCN and certain of our subsidiaries (the “Plan”), on the effective date of the Plan (the “Effective Date”), RCN issued 36,020,850 shares of Common Stock. The issuance of these 36,020,850 shares was exempt from registration under the Securities Act pursuant to Section 1145 of the Bankruptcy Code and any subsequent transactions in our Common Stock so issued are exempt from registration under the Securities Act unless the holder is deemed an “underwriter” under Section 1145(b) of the Bankruptcy Code. The majority of these shares were issued and distributed to certain of Old RCN’s former general unsecured creditors pursuant to the Plan, while a portion of the shares were issued but placed in a reserve pending resolution of disputed claims under our Chapter 11 proceedings. As of August 17, 2005, (i) 35,163,025 of the total 36,020,850 shares have been distributed to such general unsecured creditors and (ii) the balance of 857,938 shares remains in the claims reserve. The resolution of these disputed claims may or may not involve a distribution to the claim holders of shares from the claims reserve. As and when objections to these disputed claims are resolved, the shares remaining in the claims reserve following such resolution will be distributed (in one or more distributions) to the general unsecured creditors of the RCN Debtors in accordance with the Plan. The “affiliated” selling stockholders (as listed under “Selling Securityholders”) are entitled to receive a pro rata portion, along with the other general unsecured creditors of Old RCN, of any shares that are distributed out of the claims reserve after resolution of these disputed claims. If the pending claims were resolved without any distribution of shares from the claims reserve and the shares held in the claims reserve as of August 17, 2005 had been fully released and distributed in accordance with the Plan, these affiliated selling stockholders would have received an additional 171,933 shares in the aggregate. We are filing this registration statement to register these 171,933 shares because these selling stockholders are affiliates of RCN and to comply with our obligations under the registration rights agreement we entered into with these stockholders as part of our Chapter 11 reorganization.

The Plan authorized RCN to issue Warrants to purchase an aggregate of 735,119 shares of Common Stock to certain former holders of Old RCN’s preferred stock and common stock. The issuance of the Warrants (and the issuance of Common Stock upon exercise thereof) is exempt from registration under the Securities Act pursuant to Section 1145 of the Bankruptcy Code and any subsequent transactions in the Warrants or our Common Stock so issued are exempt from registration under the Securities Act unless the holder is deemed an “underwriter” under Section 1145(b) of the Bankruptcy Code. Warrants are issued to former holders of Old RCN’s preferred and common stock upon receipt of a completed letter of transmittal from each such holder. We issued Warrants from time to time from April through August of 2005 and as of August 17, 2005, Warrants to purchase an aggregate of 187,724 shares of Common Stock have been issued and distributed. The remaining Warrants will be issued and distributed as and when letters of transmittal are received from the former holders of Old RCN’s preferred and common stock. All Warrants that are to be issued must be issued by October 15, 2005.

On the Effective Date, in conjunction with the effectiveness of the Plan and to fund a portion of the payments required under the Plan, RCN issued $125,000,000 principal amount of its 7.375% Convertible Second Lien Notes due 2012 to a limited number of institutional investors. The offering and sale of the Convertible Notes was made in reliance on the exemption from registration provided in Section 4(2) of the Securities Act for transactions not involving a public offering.

Item 16.	Exhibits Index

(Exhibits are listed by numbers corresponding to the Exhibit Table of Item 601 in Regulation S-K).

Exhibit No.	Description

2.1	Joint Plan of Reorganization of RCN Corporation and Certain Subsidiaries, dated as of December 21, 2004 (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed on December 14, 2004, “RCN’s December 14, 2004 8-K”).

2.2	Order Confirming the Joint Plan of Reorganization of RCN Corporation and Certain Subsidiaries, dated as of December 8, 2004 (incorporated by reference to Exhibit 2.2 of RCN’s December 14, 2004 8-K).

3.1	Amended and Restated Certificate of Incorporation of RCN Corporation, dated as of December 21, 2004 (incorporated by reference to Exhibit 3.1 of Current Report on Form 8-K filed on December 27, 2004, “RCN’s December 27, 2004 8-K).

3.2	Amended and Restated Bylaws of RCN Corporation (incorporated by reference to Exhibit 3.2 of RCN’s December 27, 2004 8-K).

4.1	Warrant Agreement, dated as of December 21, 2004, by and between RCN Corporation and HSBC Bank USA, National Association as Warrant Agent (incorporated by reference to Exhibit 4.1 of RCN’s December 27, 2004 8-K).

4.2	Registration Rights Agreement, dated as of December 21, 2004, by and between RCN Corporation and the Stockholders listed on the signature pages thereto (incorporated by reference to Exhibit 4.2 of RCN’s December 27, 2004 8-K).

4.3	Note Purchase Agreement, dated as of December 21, 2004, by and among RCN Corporation, the Guarantors listed on the signature pages thereto and the Purchasers listed in Schedule I and Schedule II thereto (incorporated by reference to Exhibit 4.3 of RCN’s December 27, 2004 8-K).

4.4	Indenture, dated as of December 21, 2004, by and among RCN Corporation and HSBC Bank USA, National Association (incorporated by reference to Exhibit 4.4 of RCN’s December 27, 2004 8-K).

4.5	Registration Rights Agreement, dated as of December 21, 2004, by and between RCN Corporation and the Purchasers listed in Schedule I and Schedule II thereto (incorporated by reference to Exhibit 4.5 of RCN’s December 27, 2004 8-K).

5.1*	Opinion of Milbank, Tweed, Hadley & McCloy LLP as to the authorized securities being registered and the validity of the Convertible Notes under New York law.

5.2**	Opinion of Nixon Peabody LLP regarding the corporate power and authority of certain wholly-owned subsidiaries of RCN Corporation located in the District of Columbia, Illinois, Massachusetts, New Jersey, Pennsylvania and Virginia.

8.1*	Opinion of Milbank, Tweed, Hadley & McCloy LLP regarding U.S. tax matters (contained in Exhibit 5.1).

10.1	Dark Fiber IRU Agreement dated as of May 8, 1997 among Metropolitan Fiber Systems/McCourt, Inc. and RCN Telecom Services of Massachusetts, Inc. is incorporated herein by reference to Exhibit 10.2 to RCN’s Amendment No. 2 to Form 10/A filed September 5, 1997 (Commission File No. 0-22825.)

10.2	Dark Fiber IRU Agreement dated as of May 8, 1997 among Metropolitan Fiber Systems of New York, Inc. and RCN Telecom Services of New York, Inc. is incorporated herein by reference to Exhibit 10.3 to RCN’s Amendment No. 2 to Form 10/A filed September 5, 1997 (Commission File No. 0-22825.)

10.3	Amended and Restated Operating Agreement of RCN-Becocom, LLC dated as of June 17, 1997 is incorporated herein by reference to Exhibit 10.8 to RCN’s Amendment No. 2 to Form 10/A filed September 5, 1997 (Commission File No. 0-22825.)

10.4	Management Agreement dated as of June 17, 1997 among RCN Operating Services, Inc. and RCN-Becocom, Inc. is incorporated herein by reference to Exhibit 10.9 to RCN’s Amendment No. 2 to Form 10/A filed September 5, 1997 (Commission File No. 0-22825.)

10.5	Construction and Indefeasible Right of Use Agreement dated as of June 17, 1997 between RCN-Becocom, Inc. and RCN-Becocom, LLC is incorporated herein by reference to Exhibit 10.10 to RCN’s Amendment No. 2 to Form 10/A filed September 5, 1997 (Commission File No. 0-22825.)

10.6	License Agreement dated as of June 17, 1997 between Boston Edison Company and RCN-Becocom, Inc. is incorporated herein by reference to Exhibit 10.11 to RCN’s Amendment No. 2 to Form 10/A filed September 5, 1997 (Commission File No. 0-22825.)

10.7	Joint Investment and Non-Competition Agreement dated as of June 17, 1997 among RCN Telecom Services of Massachusetts, Inc., RCN-Becocom, Inc. and RCN-BecoCom, LLC is incorporated herein by reference to Exhibit 10.12 to RCN’s Amendment No. 2 to Form 10/A filed September 5, 1997 (Commission File No. 0-22825.)

10.8	Amended and restated Operating Agreement of Starpower Communications, L.L.C. by and between Pepco Communications, L.L.C. and RCN Telecom Services of Washington, D.C. Inc. dated October 28, 1997 is incorporated herein by reference to Exhibit 10.13 to RCN’s Annual Report on Form 10-K for the year ended December 31, 1997 (Commission File No. 0-22825.)

10.9	Employment Agreement between RCN Corporation and Peter D. Aquino, dated May 6, 2005 (incorporated by reference to Exhibit 10.9 of RCN’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.10	Employment Agreement between RCN Corporation and James Mooney dated May 6, 2005 (incorporated by reference to Exhibit 10.10 of RCN’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.11	Credit Agreement, dated as of December 21, 2004, by and among RCN, the lenders party thereto and Deutsche Bank AG Cayman Islands Branch, as administrative agent (incorporated by reference to Exhibit 99.2 of RCN’s December 27, 2004 8-K).

10.12	Amended and Restated Term Loan and Credit Agreement, dated as of December 21, 2004, by and among RCN Corporation, HSBC Bank USA, National Association, as agent and collateral agent and certain financial institutions parties thereto, as lenders (incorporated by reference to Exhibit 99.3 of RCN’s December 27, 2004 8-K).

10.13	Security Agreement, dated as of December 21, 2004, made by RCN and each Guarantor in favor of the Second Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein) (incorporated by reference to Exhibit 99.4 of RCN’s December 27, 2004 8-K).

10.14	Pledge Agreement, dated as of December 21, 2004, made by RCN Corporation and each Guarantor in favor of the Second Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein) (incorporated by reference to Exhibit 99.5 of RCN’s December 27, 2004 8-K).

10.15	Subsidiary Guaranty, dated as of December 21, 2004, made by each of the Guarantors (as defined therein) in favor of the Agent (as defined therein) for the benefit of the Secured Creditors (as defined therein) (incorporated by reference to Exhibit 99.6 of RCN’s December 27, 2004 8-K).

10.16	Intercreditor Agreement, dated as of December 21, 2004, by and between Deutsche Bank Cayman Islands Branch, as Administrative Agent, and HSBC Bank USA, National Association, as Second Lien Collateral Agent and Third Lien Collateral Agent (incorporated by reference to Exhibit 99.7 of RCN’s December 27, 2004 8-K).

10.17	Security Agreement, dated as of December 21, 2004, made by each of the Loan Parties (as defined therein) in favor of Deutsche Bank AG Cayman Islands Branch, the First Lien Collateral Agent (incorporated by reference to Exhibit 99.8 of RCN’s December 27, 2004 8-K).

10.18	Pledge Agreement, dated as of December 21, 2004, made by each of the Loan Parties (as defined therein) in favor of Deutsche Bank AG Cayman Islands Branch, as First Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein) (incorporated by reference to Exhibit 99.9 of RCN’s December 27, 2004 8-K).

10.19	Subsidiary Guaranty, dated as of December 21, 2004, made by each of the Guarantors (as defined therein) in favor of HSBC Bank USA, National Association, as Second Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein) (incorporated by reference to Exhibit 99.10 of RCN’s December 27, 2004 8-K).

10.20	Security Agreement, dated as of December 21, 2004, made by RCN Corporation in favor of the Third Lien Collateral Agent (incorporated by reference to Exhibit 99.11 of RCN’s December 27, 2004 8-K).

10.21	Pledge Agreement, dated as of December 21, 2004, made by RCN Corporation in favor of HSBC Bank USA, National Association, as Third Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein) (incorporated by reference to Exhibit 99.12 of RCN’s December 27, 2004 8-K).

10.22**	Form of indemnity agreement between RCN and its directors and executive officers.

10.23**	Letter Agreement, dated as of December 7, 2004, between RCN and Patrick T. Hogan.

10.24**	Separation Agreement, dated as of June 24, 2005, between RCN and Patrick T. Hogan.

10.25	Senior Executive Annual Bonus Plan of RCN Corporation (incorporated by reference to Exhibit 99.1 of RCN’s July 26, 2005 8-K).

10.26	2005 Stock Compensation Plan of RCN Corporation (incorporated by reference to Exhibit 99.2 of RCN’s July 26, 2005 8-K).

12.1**	Statement regarding computation of ratio of earnings to fixed charges.

21.1**	Subsidiaries of the Company.

23.1**	Consent of Friedman LLP.

23.2**	Consent of PricewaterhouseCoopers LLP.

23.3*	Consent of Milbank, Tweed, Hadley & McCloy LLP (contained in Exhibit 5.1).

23.4**	Consent of Nixon Peabody LLP (contained in Exhibit 5.2)

24.1**	Powers of Attorney (included in signature pages of the Registration Statement filed July 26, 2005).

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of HSBC Bank USA, N.A., as Trustee, with respect to the Convertible Notes Indenture.

*	Filed herewith.
**	Previously filed.

Item 17.	Undertakings

(a)	The undersigned hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which,

individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expense incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(c)	The undersigned hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Trust Indenture Act.

SIGNATURES OF RCN CORPORATION

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RCN CORPORATION

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

	Signature	Title

	/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

	/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

	* James F. Mooney	Chairman of the Board

	* Benjamin C. Duster IV	Director

	* Lee S. Hillman	Director

	* Michael E. Katzenstein	Director

	* Theodore H Schell	Director

	* Daniel Tseung	Director

By:	/s/ MICHAEL T. SICOLI Michael T. Sicoli
Attorney-in-fact

SIGNATURES OF 21ST CENTURY TELECOM SERVICES, INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

21ST CENTURY TELECOM SERVICES, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF BRAINSTORM NETWORKS, INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

BRAINSTORM NETWORKS, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF HOT SPOTS PRODUCTIONS, INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

HOT SPOTS PRODUCTIONS, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF ON TV, INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

ON TV, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF RCN-BECOCOM, LLC

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RCN-BECOCOM, LLC

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Manager (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF RCN CABLE TV OF CHICAGO, INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RCN CABLE TV OF CHICAGO, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF RCN ENTERTAINMENT, INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RCN ENTERTAINMENT, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF RCN FINANCE, LLC

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RCN FINANCE, LLC

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Manager (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF RCN FINANCIAL MANAGEMENT, INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RCN FINANCIAL MANAGEMENT, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF RCN INTERNATIONAL HOLDINGS, INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RCN INTERNATIONAL HOLDINGS, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF RCN INTERNET SERVICES, INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RCN INTERNET SERVICES, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF RCN TELECOM SERVICES, INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RCN TELECOM SERVICES, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF RCN TELECOM SERVICES OF ILLINOIS, LLC

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RCN TELECOM SERVICES OF ILLINOIS, LLC

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Manager (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF RCN TELECOM SERVICES OF MASSACHUSETTS, INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RCN TELECOM SERVICES OF MASSACHUSETTS, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF RCN TELECOM SERVICES OF PHILADELPHIA, INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RCN TELECOM SERVICES OF PHILADELPHIA, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF RCN TELECOM SERVICES OF VIRGINIA, INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RCN TELECOM SERVICES OF VIRGINIA, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF RCN TELECOM SERVICES OF WASHINGTON D.C., INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RCN TELECOM SERVICES OF WASHINGTON, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF RFM 2, LLC

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RFM 2, LLC

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Manager (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF RLH PROPERTY CORPORATION

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

RLH PROPERTY CORPORATION

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF STARPOWER COMMUNICATIONS, LLC

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

STARPOWER COMMUNICATIONS, LLC

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Manager (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF TEC AIR, INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

TEC AIR, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

SIGNATURES OF UNET HOLDING, INC.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Herndon, State of Virginia, on September 30, 2005.

UNET HOLDING, INC.

By:		/s/ PETER D. AQUINO
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

By:		/s/ MICHAEL T. SICOLI
	Name:	Michael T. Sicoli
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirement of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on July 26, 2005.

Signature	Title

/s/ PETER D. AQUINO Peter D. Aquino	President and Chief Executive Officer; Director (Principal Executive Officer)

/s/ MICHAEL T. SICOLI Michael T. Sicoli	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

(Exhibits are listed by numbers corresponding to the Exhibit Table of Item 601 in Regulation S-K).

Exhibit No.	Description
2.1	Joint Plan of Reorganization of RCN Corporation and Certain Subsidiaries, dated as of December 21, 2004 (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed on December 14, 2004, “RCN’s December 14, 2004 8-K”).

2.2	Order Confirming the Joint Plan of Reorganization of RCN Corporation and Certain Subsidiaries, dated as of December 8, 2004 (incorporated by reference to Exhibit 2.2 of RCN’s December 14, 2004 8-K).

3.1	Amended and Restated Certificate of Incorporation of RCN Corporation, dated as of December 21, 2004 (incorporated by reference to Exhibit 3.1 of Current Report on Form 8-K filed on December 27, 2004, “RCN’s December 27, 2004 8-K”).

3.2	Amended and Restated Bylaws of RCN Corporation (incorporated by reference to Exhibit 3.2 of RCN’s December 27, 2004 8-K).

4.1	Warrant Agreement, dated as of December 21, 2004, by and between RCN Corporation and HSBC Bank USA, National Association as Warrant Agent (incorporated by reference to Exhibit 4.1 of RCN’s December 27, 2004 8-K).

4.2	Registration Rights Agreement, dated as of December 21, 2004, by and between RCN Corporation and the Stockholders listed on the signature pages thereto (incorporated by reference to Exhibit 4.2 of RCN’s December 27, 2004 8-K).

4.3	Note Purchase Agreement, dated as of December 21, 2004, by and among RCN Corporation, the Guarantors listed on the signature pages thereto and the Purchasers listed in Schedule I and Schedule II thereto (incorporated by reference to Exhibit 4.3 of RCN’s December 27, 2004 8-K).

4.4	Indenture, dated as of December 21, 2004, by and among RCN Corporation and HSBC Bank USA, National Association (incorporated by reference to Exhibit 4.4 of RCN’s December 27, 2004 8-K).

4.5	Registration Rights Agreement, dated as of December 21, 2004, by and between RCN Corporation and the Purchasers listed in Schedule I and Schedule II thereto (incorporated by reference to Exhibit 4.5 of RCN’s December 27, 2004 8-K).

5.1*	Opinion of Milbank, Tweed, Hadley & McCloy LLP as to the authorized securities being registered and the validity of the Convertible Notes under New York law.

5.2**	Opinion of Nixon Peabody LLP regarding the corporate power and authority of certain wholly-owned subsidiaries of RCN Corporation located in the District of Columbia, Illinois, Massachusetts, New Jersey, Pennsylvania and Virginia.

8.1*	Opinion of Milbank, Tweed, Hadley & McCloy LLP regarding U.S. tax matters (contained in Exhibit 5.1).

10.1	Dark Fiber IRU Agreement dated as of May 8, 1997 among Metropolitan Fiber Systems/McCourt, Inc. and RCN Telecom Services of Massachusetts, Inc. is incorporated herein by reference to Exhibit 10.2 to RCN’s Amendment No. 2 to Form 10/A filed September 5, 1997 (Commission File No. 0-22825.)

10.2	Dark Fiber IRU Agreement dated as of May 8, 1997 among Metropolitan Fiber Systems of New York, Inc. and RCN Telecom Services of New York, Inc. is incorporated herein by reference to Exhibit 10.3 to RCN’s Amendment No. 2 to Form 10/A filed September 5, 1997 (Commission File No. 0-22825.)

10.3	Amended and Restated Operating Agreement of RCN-Becocom, LLC dated as of June 17, 1997 is incorporated herein by reference to Exhibit 10.8 to RCN’s Amendment No. 2 to Form 10/A filed September 5, 1997 (Commission File No. 0-22825.)

10.4	Management Agreement dated as of June 17, 1997 among RCN Operating Services, Inc. and RCN-Becocom, Inc. is incorporated herein by reference to Exhibit 10.9 to RCN’s Amendment No. 2 to Form 10/A filed September 5, 1997 (Commission File No. 0-22825.)

10.5	Construction and Indefeasible Right of Use Agreement dated as of June 17, 1997 between RCN-Becocom, Inc. and RCN-Becocom, LLC is incorporated herein by reference to Exhibit 10.10 to RCN’s Amendment No. 2 to Form 10/A filed September 5, 1997 (Commission File No. 0-22825.)

10.6	License Agreement dated as of June 17, 1997 between Boston Edison Company and RCN-Becocom, Inc. is incorporated herein by reference to Exhibit 10.11 to RCN’s Amendment No. 2 to Form 10/A filed September 5, 1997 (Commission File No. 0-22825.)

10.7	Joint Investment and Non-Competition Agreement dated as of June 17, 1997 among RCN Telecom Services of Massachusetts, Inc., RCN-Becocom, Inc. and RCN-BecoCom, LLC is incorporated herein by reference to Exhibit 10.12 to RCN’s Amendment No. 2 to Form 10/A filed September 5, 1997 (Commission File No. 0-22825.)

10.8	Amended and restated Operating Agreement of Starpower Communications, L.L.C. by and between Pepco Communications, L.L.C. and RCN Telecom Services of Washington, D.C. Inc. dated October 28, 1997 is incorporated herein by reference to Exhibit 10.13 to RCN’s Annual Report on Form 10-K for the year ended December 31, 1997 (Commission File No. 0-22825.)

10.9	Employment Agreement between RCN Corporation and Peter D. Aquino, dated May 6, 2005 (incorporated by reference to Exhibit 10.9 of RCN’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.10	Employment Agreement between RCN Corporation and James Mooney dated May 6, 2005 (incorporated by reference to Exhibit 10.10 of RCN’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.11	Credit Agreement, dated as of December 21, 2004, by and among RCN, the lenders party thereto and Deutsche Bank AG Cayman Islands Branch, as administrative agent (incorporated by reference to Exhibit 99.2 of RCN’s December 27, 2004 8-K).

10.12	Amended and Restated Term Loan and Credit Agreement, dated as of December 21, 2004, by and among RCN Corporation, HSBC Bank USA, National Association, as agent and collateral agent and certain financial institutions parties thereto, as lenders (incorporated by reference to Exhibit 99.3 of RCN’s December 27, 2004 8-K).

10.13	Security Agreement, dated as of December 21, 2004, made by RCN and each Guarantor in favor of the Second Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein) (incorporated by reference to Exhibit 99.4 of RCN’s December 27, 2004 8-K).

10.14	Pledge Agreement, dated as of December 21, 2004, made by RCN Corporation and each Guarantor in favor of the Second Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein) (incorporated by reference to Exhibit 99.5 of RCN’s December 27, 2004 8-K).

10.15	Subsidiary Guaranty, dated as of December 21, 2004, made by each of the Guarantors (as defined therein) in favor of the Agent (as defined therein) for the benefit of the Secured Creditors (as defined therein) (incorporated by reference to Exhibit 99.6 of RCN’s December 27, 2004 8-K).

10.16	Intercreditor Agreement, dated as of December 21, 2004, by and between Deutsche Bank Cayman Islands Branch, as Administrative Agent, and HSBC Bank USA, National Association, as Second Lien Collateral Agent and Third Lien Collateral Agent (incorporated by reference to Exhibit 99.7 of RCN’s December 27, 2004 8-K).

10.17	Security Agreement, dated as of December 21, 2004, made by each of the Loan Parties (as defined therein) in favor of Deutsche Bank AG Cayman Islands Branch, the First Lien Collateral Agent (incorporated by reference to Exhibit 99.8 of RCN’s December 27, 2004 8-K).

10.18	Pledge Agreement, dated as of December 21, 2004, made by each of the Loan Parties (as defined therein) in favor of Deutsche Bank AG Cayman Islands Branch, as First Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein) (incorporated by reference to Exhibit 99.9 of RCN’s December 27, 2004 8-K).

10.19	Subsidiary Guaranty, dated as of December 21, 2004, made by each of the Guarantors (as defined therein) in favor of HSBC Bank USA, National Association, as Second Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein) (incorporated by reference to Exhibit 99.10 of RCN’s December 27, 2004 8-K).

10.20	Security Agreement, dated as of December 21, 2004, made by RCN Corporation in favor of the Third Lien Collateral Agent (incorporated by reference to Exhibit 99.11 of RCN’s December 27, 2004 8-K).

10.21	Pledge Agreement, dated as of December 21, 2004, made by RCN Corporation in favor of HSBC Bank USA, National Association, as Third Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein) (incorporated by reference to Exhibit 99.12 of RCN’s December 27, 2004 8-K).

10.22**	Form of indemnity agreement between RCN and its directors and executive officers.

10.23**	Letter Agreement, dated as of December 7, 2004, between RCN and Patrick T. Hogan.

10.24**	Separation Agreement, dated as of June 24, 2005, between RCN and Patrick T. Hogan.

10.25	Senior Executive Annual Bonus Plan of RCN Corporation (incorporated by reference to Exhibit 99.1 of RCN’s July 26, 2005 8-K).

10.26	2005 Stock Compensation Plan of RCN Corporation (incorporated by reference to Exhibit 99.2 of RCN’s July 26, 2005 8-K).

12.1**	Statement regarding computation of ratio of earnings to fixed charges.

21.1**	Subsidiaries of the Company.

23.1**	Consent of Friedman LLP.

23.2**	Consent of PricewaterhouseCoopers LLP.

23.3*	Consent of Milbank, Tweed, Hadley & McCloy LLP (contained in Exhibit 5.1).

23.4**	Consent of Nixon Peabody LLP (contained in Exhibit 5.2)

24.1**	Powers of Attorney (included in signature pages of the Registration Statement filed July 26, 2005).

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of HSBC Bank USA, N.A., as Trustee, with respect to the Convertible Notes Indenture.

*	Filed herewith.
**	Previously filed.